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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We consent to the incorporation by reference in this registration statement of Sykes Enterprises, Incorporated on Form S-3 of our report dated February 11, 1998, on our audits of the consolidated financial statements and financial statement schedules of Sykes Enterprises, Incorporated and subsidiaries as of December 31, 1995 and 1996, and for the year ended July 31, 1994, the five months ended December 31, 1994, and the years ended December 31, 1995 and 1996, which report is included in the Company's Current Report on Form 8-K, dated September 26, 1997, and filed with the Securities and Exchange Commission on February 13, 1998. We also consent to the incorporation by reference in this registration statement of Sykes Enterprises, Incorporated on Form S-3 of our report dated September 24, 1997, on our audits of the consolidated financial statements and financial statement schedules of Sykes Enterprises, Incorporated and subsidiaries as of December 31, 1995 and 1996, and for the year ended July 31, 1994, the five months ended December 31, 1994, and the years ended December 31, 1995 and 1996, which report is included in the Company's Current Report on Form 8-K, dated June 16, 1997, and filed with the Securities and Exchange Commission on October 21, 1997. We also consent to the incorporation by reference in this registration statement of Sykes Enterprises, Incorporated on Form S-3 of our report dated February 14, 1997, on our audits of the consolidated financial statements and financial statement schedules of Sykes Enterprises, Incorporated and subsidiaries as of December 31, 1995 and 1996, and for the year ended July 31, 1994, the five months ended December 31, 1994, and the years ended December 31, 1995 and 1996, which report is included in the Annual Report on Form 10-K for the year ended December 31, 1996. We also consent to the reference to our firm under the caption "Experts."




Tampa, Florida
February 18, 1998